SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002


                             First Financial Bancorp
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             (Exact name of registrant as specified in its charter)


       California                                             94-2822858
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(State of Incorporation)                               (IRS Employer ID Number)

                                     0-12499
                              ---------------------
                              (Commission File No.)


First Financial Bancorp
701 South Ham Lane, Lodi, California                                  95242
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(Address of principal executive offices)                            (Zip Code)


                                 (209)-367-2000
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               Registrant's telephone number, including area code



           -----------------------------------------------------------
           Former name or former address, if changed since last report

Item 5.  Other Events

Press release on the following article:

1. First Financial Bancorp Announces Completion of $5 million Trust Preferred Security Transaction

         Lodi, Calif. (Business Wire) - March 28, 2002 - First Financial Bancorp (OTCBB: FLLC) parent company of Bank of Lodi, N.A., today announced the completion of a private issuance of $5 million in trust preferred securities as part of a pooled transaction with several other financial institutions. First Financial Bancorp has contributed a portion of the net proceeds into Bank of Lodi, N.A. to increase the Bank's capital levels and intends to use the remaining net proceeds for general corporate purposes. Leon Zimmerman, President and Chief Executive Officer of First Financial Bancorp stated, "With the completion of this offering, First Financial Bancorp believes it has adequate capital to support its long term strategic plan for growth and expansion."

         First Financial Bancorp is the parent of Bank of Lodi, N.A., a locally owned community bank formed in 1982. Bank of Lodi, N.A. offers financial services to owner-operated businesses, members of the professional community and individuals seeking personalized service. The Bank offers innovative financial solutions and an enhanced product line of convenient banking alternatives which include on-line banking, telephone banking, debit and credit cards, digital imaging (to be released in May 2002) and a wide range of credit products. For more information contact us via the web at www.bankoflodi.com, by phone at 888-265-8577 or at any one of its eight branches located in the communities of Lodi, Woodbridge, Lockeford, Galt, Plymouth, San Andreas, Elk Grove, and Folsom. Bank of Lodi also offers investment services through its affiliation with Investment Centers of America.

         This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as such, may involve risks and uncertainties. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations, are generally identifiable by the use of words such as "believe", "expect", "intend", "anticipate", "estimate", "project", or similar expressions. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, potential future performance, potential future credit experience, perceived opportunities in the market, and statements regarding the Company's mission and vision. The Company's actual results, performance, and achievements may differ materially from the results, performance, and achievements expressed or implied in such forward-looking statements due to a wide range of factors which are set forth in our annual report on Form 10-K on file with the SEC.

                                       END

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      03/28/02                            FIRST FINANCIAL BANCORP
           --------                            (Registrant)


                                               /s/ Allen R. Christenson
                                        By:    ---------------------------
                                               Allen R. Christenson
                                               Senior Vice President
                                               Chief Financial Officer